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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 22, 2007

DATAJUNGLE SOFTWARE INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-05996	91-0835748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1038 Redwood Highway, Suite 100A, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (613) 254-7246

Copies to:

Gregory Sichenzia, Esq.

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Phone (212) 930-9700

Fax (212) 930-9725

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On October 22, 2007, DataJungle Software Inc. (the “Company”) granted warrants to purchase 2,500,000 restricted shares of the Company’s common stock (the “Warrants’) to each of Craig Harper and Paul Gariboldi.  The Warrants have an exercise price of $0.30 per share and expire on October 31, 2011.  The Warrants are exercisable as follows: 900,000 on March 31, 2008; 800,000 on September 30, 2008; and 800,000 on March 31, 2009.

This transaction was exempt pursuant to Section 4(2) of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DataJungle Software Inc.

/s/ Larry Bruce

___________________________________

Name:  Larry Bruce

Title:    Principal Financial Officer

Date:    October 26, 2007